Exhibit 99.1

Nuvectis Pharma, Inc. Reports Fiscal Year 2023 Financial Results and Business Highlights

•	NXP800 preliminary data update expected this month from the Phase 1b study in platinum resistant, ARID1a mutated ovarian cancer, a program that has been granted Fast Track Designation by the FDA

•	NXP800 Investigator-sponsored clinical trial in cholangiocarcinoma initiated with the Mayo Clinic

•	NXP800 granted Orphan Drug Designation for the treatment of cholangiocarcinoma

•	NXP900 Phase 1a dose escalation initiated

•	Multiple clinical data readouts expected in 2024

March 5, 2024, Fort Lee, NJ - Nuvectis Pharma, Inc (NASDAQ: NVCT) ("Nuvectis" or the "Company"), a clinical-stage biopharmaceutical company focused on the development of innovative precision medicines for the treatment of serious conditions of unmet medical need in oncology, today reported its financial results for the fiscal year 2023 and provided an update on recent business progress.

Ron Bentsur, Chairman and Chief Executive Officer of Nuvectis, commented, "2023 was an eventful year for Nuvectis as we continued to make important strides with our two clinical-stage drug candidates, NXP800 and NXP900. For NXP800, we initiated the Phase 1b in platinum resistant ARID1a-mutated ovarian carcinoma and an investigator-sponsored clinical trial in cholangiocarcinoma in collaboration with the Mayo Clinic. Additional preclinical data presented during the year demonstrated the potency of NXP800 in ARID1A-mutated endometrial carcinoma, providing another potential development path for NXP800 within the gynecology-oncology space." Mr. Bentsur continued, "For NXP900, we initiated the Phase 1a dose escalation clinical trial and presented additional preclinical data that demonstrated the potential of NXP900 as a single agent and in combination with certain market-leading therapies."

Mr. Bentsur added, "We expect several catalysts in 2024 for NXP800 and NXP900, starting with the preliminary clinical data update later this month from the NXP800 Phase 1b study in platinum resistant ARID1a-mutated ovarian cancer. We also expect to provide updates from all our clinical trials throughout the year."

Mr. Bentsur concluded, "We remain cash efficient and highly focused on our mission of developing important precision medicines for the treatment of serious conditions of unmet medical need in oncology."

Full Year 2023 Financial Results

Cash, and cash equivalents were $19.1 million as of December 31, 2023, compared to $20.0 million as of December 31, 2022. The decrease of $0.9 million was a result of the Company's continued operations, offset primarily by the exercise of warrants issued in our 2022 PIPE transaction.

The Company's net loss was $22.3 million for the year ended December 31, 2023, compared to $19.1 million for the year ended December 31, 2022, an increase in net loss of $2.2 million. Net loss for the 2023 fiscal year included $4.7 million in non-cash stock-based compensation and $2.3 million in one-time non-recurring expenses.

Research and development expenses, including non-cash stock-based compensation and one-time non-recurring expenses, were $15.4 million for the year ended December 31, 2023, compared to $13.2 million for the year ended December 31, 2022, an increase of $2.2 million.

General and administrative expenses, including non-cash stock-based compensation and one-time non-recurring expenses, were $7.5 million for the year ended December 31, 2023, compared to $6.0 million for the year ended December 31, 2022, an increase of $1.5 million.

Interest income was $0.6 million for the year ended December 31, 2023, compared to $0.1 million for the year ended December 31, 2022, an increase of $0.5 million.

About Nuvectis Pharma, Inc.

Nuvectis Pharma, Inc. is a biopharmaceutical company focused on the development of innovative precision medicines for the treatment of serious conditions of unmet medical need in oncology. The Company is currently developing two drug candidates, NXP800 and NXP900. NXP800 is an oral small molecule GCN2 activator currently in a Phase 1b clinical trial for the treatment for platinum resistant, ARID1a-mutated ovarian carcinoma and in an investigator-sponsored clinical trial for the treatment of cholangiocarcinoma. The U.S. Food and Drug Administration ("FDA") granted Fast Track Designation to the NXP800 development program in platinum resistant, ARID1a-mutated ovarian carcinoma, and Orphan Drug Designation for the treatment of cholangiocarcinoma. NXP900 is a novel, small molecule SRC/YES1 kinase inhibitor currently undergoing a Phase 1a dose escalation study.

Forward Looking Statements

Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "seek," "may," "might," "plan," "potential," "predict," "project," "target," "aim," "should," "will," "would," or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on Nuvectis Pharma, Inc.'s current expectations, estimates, and projections about future events and trends that we believe may affect our business, financial condition, results of operations, prospects, business strategy, and financial needs. The outcome of the events described in these forward-looking statements are subject to inherent uncertainties, risks, assumptions, market and other conditions, and other factors that are difficult to predict and include statements regarding the conclusions and interpretation of preclinical data generated to date for NXP800 and NXP900, the Phase 1a data generated for NXP800 and the timing and clinical expectations for the NXP800 Phase 1b study, including statements regarding NXP800's potential ability to become a therapeutic option for the treatment of platinum-resistant, ARID1a-mutated ovarian carcinoma, cholangiocarcinoma and potentially other cancer indications, and timing of and expectations for the Phase 1a study for NXP900. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are subject to market and other conditions and described more fully in the section titled "Risk Factors" in our 2022 Form 10-K filed with the Securities and Exchange Commission ("SEC"). However, these risks are not exhaustive and new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release or other filings with the SEC. Any forward-looking statements contained in this press release speak only as of the date of this press release. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safeharbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Company Contact:

Ron Bentsur

Chairman, Chief Executive Officer and President

201-614-3151

rbentsur@nuvectis.com

Media Relations Contact:

Christopher M. Calabrese

LifeSci Advisors

Tel: 917-680-5608

ccalabrese@lifesciadvisors.com

NUVECTIS PHARMA, INC.

BALANCE SHEETS

(USD in thousands, except per share and share amounts)

	December 31,
	2023	2022
Assets
CURRENT ASSETS:
Cash and cash equivalents	19,126	19,993
Other current assets	59	412
TOTAL CURRENT ASSETS	19,185	20,405

TOTAL ASSETS	19,185	20,405

Liabilities and Stockholders' Equity

CURRENT LIABILITIES
Accounts payables	2,771	2,910
Payable offering costs	—	450
Accrued liabilities	415	445
Employee compensation and benefits	3,798	2,381
TOTAL CURRENT LIABILITIES	6,984	6,186
TOTAL LIABILITIES	6,984	6,186

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Common Stock, $0.00001 par value – 60,000,000 shares authorized as of December 31, 2023, and December 31, 2022, respectively, 17,418,886, and 15,190,720 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively	*	*
Additional paid in capital	66,446	46,204
Accumulated deficit	(54,245)	(31,985)
TOTAL STOCKHOLDERS' EQUITY	12,201	14,219
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	19,185	20,405

NUVECTIS PHARMA, INC.

STATEMENT OF OPERATIONS

(USD in thousands, except per share and share amounts)

	For the year ended	For the year ended
	December 31, 2023	December 31, 2022
OPERATING EXPENSES:
Research and development	15,380	13,227
General and administrative	7,517	6,007

OPERATING LOSS	(22,897)	(19,234)
Finance income	637	149

NET LOSS	(22,260)	(19,085)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	(22,260)	(19,085)
BASIC AND DILUTED NET LOSS PER COMMON SHARE OUTSTANDING	(1.43)	(1.51)
Basic and diluted weighted average number of common shares outstanding	15,556,655	12,657,651